Exhibit 10.18

[***] = Certain information contained in this document, marked by brackets, has been omitted because it is both not material and would be competitively harmful if publicly disclosed.

Personalis, Inc.	Purchase Order	Revision	Order Date
1330 O’Brien Drive	P11405	3	3/20/19
Menlo Park,	Supplier		Print Date
CA 94025	110138		4/19/19
United States
Phone: 650-752-1300
Fax: 650-752-1301
Send invoice to ap@personalis.com

Purchase Order

Illumina, Inc. Attn: Accounts Receivable 12864 Collection Center Drive Chicago, IL 60693-0128 United States 831-595-4438	Personalis, Inc. 1330 O’Brien Drive Menlo Park, CA 94025 United States 650-752-1300

Contact	Ship Via
Ground
Payment Terms	Incoterms
Net 60 Days	FOB Origin
Remarks Quote# [***]

SUBJECT TO EXHIBIT A ATTACHED Completed Form BOE-230-M REV 1(11-14) State of California BOE, Partial Exemption Certificate for Mfg, R&D Equipment is attached to PO

Line	Item Number	Rev	Due Date	Qty	Qty Open	UM	T	Unit Cost	Extended Cost
1	NovaSeq 6000		[***]	1.0	[***]		Y	[***]	[***]
	Sequencing Systems
	Supplier Item: 20012850
2	NovaSeq 6000		[***]	2.0	[***]		Y	[***]	[***]
	Sequencing Systems
	Supplier Item: 20012850
3	NovaSeq 6000		[***]	2.0	[***]		Y	[***]	[***]
	Sequencing Systems
	Supplier Item: 20012850
					USD			Line Total	[***]
								Total Tax	[***]
								Total Amount	[***]

4/19/19	1/1	2:54:18 PM